Guidance ï Vision ï Experience	American Beacon Global Real Estate Fund	Ticker Symbol: C Class: ABECX Institutional: AREIX

SUMMARY PROSPECTUS	SEPTEMBER 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated September 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is high total return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

		Institutional
	C Class	Class
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge load[1] (as a percentage of the lower of original offering price or redemption proceeds)	1.00%	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.55%	0.55%
Distribution and/or service (12b-1) fees	1.00%	0.00%
Other expenses	0.87%	0.62%

Total annual fund operating expenses	2.42%	1.17%

Expense Reimbursement	0.12%	0.00%

Total annual fund operating expenses after expense waiver/reimbursement[2]	2.30%	1.17%

[1]	The CDSC is eliminated 12 months after purchase.

[2]	The Manager has contractually agreed to waive and/or reimburse C Class shares of the Fund for Distribution Fees and Other Expenses, as applicable, through September 1, 2011 to the extent that Total Annual Fund Operating Expenses exceed 2.30%. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
C Class	$333	$743	$1,280	$2,747
Institutional Class	$119	$372	$644	$1420

Assuming no redemption of shares:

	1 year	3 years	5 years	10 years
C Class	$233	$743	$1,280	$2,747

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has commenced operations on March 1, 2010.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and equity related securities issued by real estate and real estate-related companies. The Fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, development, management, sale or financing of residential, commercial or industrial real estate. Such companies include real estate investment trusts (REITs) and real estate operating companies (REOCs).

The securities in which the Fund invests will principally include common stock, preferred stock, and convertible debt issued by real estate and real estate-related companies located primarily in North America, Europe, and the Asia Pacific region. The Fund focuses on equity securities traded on major exchanges in the following sub-regions: United States, Canada, United Kingdom, Continental Europe, Japan, Hong Kong, Singapore, and Australia/New Zealand. The number of sub-regions may be expanded in the future.

Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the investment adviser, in which case the Fund would invest at least 30%) in equity securities

Summary Prospectus ï September 1, 2010	American Beacon Global Real Estate Fund

issued by real estate and real estate-related companies organized or located outside the United States. The Fund will allocate its assets among no less than three different countries. The Fund may invest up to 15% of its total assets in equity securities that are traded on the major stock exchanges located in emerging markets.

The Fund may invest in securities of small-, mid- and large-sized real estate or real estate-related companies. The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. The Fund will limit the maximum holding of the issued capital of any individual company to no more than 10% of the Fund’s assets.

The Manager may allocate the assets of the Fund among different sub-advisors. The Fund’s assets are currently allocated to one investment sub-advisor.

The Fund’s portfolio is constructed with return and risk characteristics similar to the FTSE EPRA/NAREIT Developed Index (the “Index”). The Benchmark Index is designed to track the performance of listed real estate companies and REITs worldwide.

The Sub-Advisor uses fundamental real estate analysis and quantitative securities analysis to select investments in REITs, REOCs and other real estate and real estate-related companies that the Sub-Advisor believes are attractively valued relative to comparable real estate and real estate-related companies. The Sub-Advisor will seek to identify real estate and real estate-related securities that are deemed to be under-valued relative to other permissible investment opportunities. The Sub-Advisor utilizes its proprietary global allocation model, the Sub-Regional Ranking Matrix, along with its proprietary global valuation model, VISTA, to seek to determine those global sub-regions, countries and companies that the Sub-Advisor believes offer stronger relative risk-adjusted returns over the medium term.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) the possibility of expropriation or confiscatory taxation, limitations on the removal of cash assets, and difficulty in obtaining or enforcing court judgments and (8) delays in transaction settlement in some foreign markets.

Emerging Markets Risk
Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Emerging market countries have experienced substantial rates of inflation and, in some cases, related currency devaluations. Stock markets in many emerging market countries generally are relatively small and present risks associated with political or social instability and diplomatic developments, low liquidity, high trading costs, restrictions imposed under emergency conditions, and the limited ability to invest in listed companies and, importantly, withdraw assets from them.

Risks of Concentrating in the Real Estate Industry
Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund’s portfolio. The Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income under the Internal Revenue Code (“IRC”) and b) maintain exemption eligibility from the investment company registration requirements.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected

Summary Prospectus ï September 1, 2010	American Beacon Global Real Estate Fund

in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the MSCI World Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the FTSE EPRA/NAREIT Developed Index, which tracks the performance of listed real estate companies and REITs worldwide. The Lipper Global Real Estate Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The Fund began offering C Class and Institutional Class shares on September 1, 2010. In the chart and table below, performance results are for the Investor Class of the Fund, which would have similar annual returns to C Class and Institutional Class shares because the shares are invested in the same portfolio of securities. The Institutional Class shares of the Fund would have realized different returns than the returns of the Investor Class shares had they existing during the time periods shown below because the expenses of the Investor Class are different from the expenses of the Institutional Class . The Investor Class of the Fund has adopted the performance history and financial statements of the Class A shares of the Fund’s predecessor. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns would be less than those shown.

Calendar year total returns for Investor Class shares

The Fund’s calendar year-to-date total return as of June 30, 2010 was -5.71%.

Highest Quarterly Return:	36.15%
(1/1/08 through 12/31/09)	2nd Quarter 2009
Lowest Quarterly Return:	-29.56%
(1/1/08 through 12/31/09)	4th Quarter 2008

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date		Since
Investor Class	of Class	1 Year	Inception
Return Before Taxes	3/1/2010	37.77%	-17.99%
Return After Taxes on Distributions[1]		36.07%	-18.76%
Return After Taxes on Distributions and Sale of Fund Shares		24.43%	-15.43%

		Since
Indices (reflects no deductions for fees, expenses or taxes)	1 Year	Inception
MSCI World Index	29.99%	-13.27%
FTSE EPRA/NAREIT Developed Index	38.26%	-18.42%
Lipper Global Real Estate Funds Index	35.93%	-17.34%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

►	CB Richard Ellis Global Real Estate Securities, LLC

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception (2010)
Wyatt Crumpler Vice President, Asset Management	Since Fund Inception (2010)
Kirk L. Brown Sr. Portfolio Manager	Since Fund Inception (2010)

CB Richard Ellis Global Real Estate Securities, LLC
Jeremy Anagnos Portfolio Manager/Co-Chief Investment Officer	Since Fund Inception (2010)
Steve Carroll Portfolio Manager/Co-Chief Investment Officer	Since Fund Inception (2010)
William Morrill Portfolio Manager/Managing Director	Since Fund Inception (2010)

Summary Prospectus ï September 1, 2010	American Beacon Global Real Estate Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange C Class and Institutional Class shares through your financial intermediary, by calling 1-800-658-5811, by writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You may also purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $2,500 for C Class and $250,000 for Institutional Class shares. The minimum subsequent investment by wire is $500 for C class shares. No minimums apply to subsequent investments by wire for Institutional Class shares. For both classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï September 1, 2010	American Beacon Global Real Estate Fund
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